Exhibit 99.1

PRESS RELEASE Mellanox Technologies, Ltd.

Press/Media Contacts

Ashley Paula

Waggener Edstrom

+1-415-547-7024

apaula@waggeneredstrom.com

USA Investor Contact

Gwyn Lauber

Mellanox Technologies

+1-408-916-0012

gwyn@mellanox.com

Israel Investor Contact

Nava Ladin

Gelbart Kahana Investor Relations

+972-3-6074717

nava@gk-biz.com

Mellanox Technologies, Ltd. Announces Record Quarterly Results

50 Percent Quarter-over-Quarter and 111 Percent Year-over-Year Revenue Growth

158 Percent Quarter-over-Quarter Net Income Growth

FDR InfiniBand Represents 54 Percent of Revenues

SUNNYVALE, Calif. and YOKNEAM, ISRAEL — July 18, 2012 — Mellanox® Technologies, Ltd. (NASDAQ: MLNX; TASE: MLNX), a leading supplier of end-to-end interconnect solutions for servers and storage systems, today announced record financial results in its second quarter 2012, ended June 30, 2012.

Second Quarter 2012 Highlights

•                  Revenues were a record $133.5 million

•                  GAAP gross margins were 68.8 percent

•                  Non-GAAP gross margins were 70.5 percent

•                  GAAP operating income was a record $32.0 million

•                  Non-GAAP operating income was a record $42.7 million

Mellanox Technologies Announces Record Quarterly Financial Results

•                  GAAP net income was a record $32.1 million

•                  Non-GAAP net income was a record $42.9 million

•                  GAAP net income per diluted share was a record $0.74

•                  Non-GAAP net income per diluted share was a record $0.99

•                  A record $59.2 million in cash was provided by operating activities

•                  $327.8 million in total cash and investments at June 30, 2012, an increase of $60.2 million from March 31, 2012

Financial Results

In accordance with U.S. generally accepted accounting principles (GAAP), the company reported record revenue of $133.5 million for the second quarter of 2012, up 50.4 percent from $88.7 million in the first quarter of 2012, and up 110.7 percent from $63.3 million in the second quarter of 2011.

GAAP gross margins in the second quarter of 2012 were 68.8 percent, compared with 67.4 percent in the first quarter of 2012, and 64.9 percent in the second quarter of 2011.

Non-GAAP gross margins in the second quarter of 2012 were 70.5 percent, compared with 70.0 percent in the first quarter of 2012, and 68.9 percent in the second quarter of 2011.

GAAP net income in the second quarter of 2012 was a record $32.1 million, or $0.74 per diluted share, compared with net income of $12.4 million, or $0.29 per diluted share in the first quarter of 2012, and $2.1 million, or $0.06 per diluted share in the second quarter of 2011.

Non-GAAP net income in the second quarter of 2012 was a record $42.9 million, or $0.99 per diluted share, compared with $22.0 million, or $0.51 per diluted share in the first quarter of 2012, and $10.3 million, or $0.27 per diluted share in the second quarter of 2011. The second quarter 2012 non-GAAP net income excludes $8.4 million of share-based compensation expenses compared to $7.2 million in the first quarter of 2012, and compared to $5.4 million in the second quarter of 2011. The second quarter 2012 non-GAAP net income also excludes amortization of acquired intangible assets of $2.3 million associated with the acquisition of Voltaire, Ltd. on

February 7, 2011 compared to $2.4 million of such amortization expenses in the first quarter of 2012, and compared to $2.8 million in the second quarter of 2011.

Total cash and investments were $327.8 million at June 30, 2012. The company generated a record $59.2 million in cash from operating activities during the quarter.

“Mellanox surpassed the $100 million quarterly revenue milestone, generating over $133 million of revenue,” said Eyal Waldman, chairman, president and CEO of Mellanox Technologies. “We benefited from growth in the HPC, Web 2.0, storage, database, cloud, Big Data and financial services markets. We believe this growth demonstrates the broader market acceptance of both our FDR 56Gb/s InfiniBand and 10 and 40 Gigabit Ethernet solutions. More customers realize that ‘fast interconnect’ provides them with a higher return-on-investment and lower total cost of ownership.”

Recent Mellanox Press Release Highlights

•                  July 10 - Mellanox Announces Partnership with Quanta QCT

•                  June 19 - Mellanox and Bon Trade Benchmark over 598 Million Messages a Second over RDMA on Windows Server 2008 R2

•                  June 18 - Mellanox FDR 56Gb/s InfiniBand to Accelerate World-Class Supercomputer at TACC

•                  June 18 - Mellanox 40GbE Interconnect Solutions Optimize HPC Application Performance for Ethernet-Based Server and Storage Clusters

•                  June 18 - Mellanox Announces Connect-IB, World’s Leading Scalable Server and Storage Interconnect Adapter

•                  June 18 - InfiniBand Leads TOP500 as Most Used Interconnect

•                  June 12 - Mellanox FDR 56Gb/s InfiniBand Achieves Record Performance in Virtualization Running Windows Server 2012 Hyper-V

•                  June 11 - Mellanox FDR 56Gb/s InfiniBand Silicon Selected by Intel For New Server Platforms

•                  May 21 - Mellanox Announces Ethernet and InfiniBand End-to-End Interconnect Solutions Optimized for New HP ProLiant Generation 8 Servers

•                  May 14 - Mellanox Enhances Cloud Efficiency and Scalability with Release of InfiniBand Driver for VMware vSphere 5

Conference Calls

Mellanox will broadcast its second quarter 2012 financial results conference call today at 2 p.m. Pacific Time (5 p.m. Eastern). To listen to the call, dial 877-831-3840 approximately ten minutes prior to the start time.

Mellanox will also conduct a conference call on Thursday, July 19, 2012 at 9 a.m. Israel Time to discuss the company’s second quarter 2012 financial results in Hebrew. To listen to the call, dial +972-3-9180609 approximately 10 minutes prior to the start of the call.

The Mellanox financial results conference call will be available via a live webcast on the investor relations section of the Mellanox website at http://ir.mellanox.com. Access the website 15 minutes prior to the start of the call to download and install any necessary audio software. An archived webcast replay will also be available on the Mellanox website.

About Mellanox

Mellanox Technologies is a leading supplier of end-to-end InfiniBand and Ethernet interconnect solutions and services for servers and storage. Mellanox interconnect solutions increase data center efficiency by providing the highest throughput and lowest latency, delivering data faster to applications and unlocking system performance capability. Mellanox offers a choice of fast interconnect products: adapters, switches, software and silicon that accelerate application runtime and maximize business results for a wide range of markets including high performance computing, enterprise data centers, Web 2.0, cloud, storage, Big Data and financial services. More information is available at www.mellanox.com.

GAAP to Non-GAAP Reconciliation

To supplement our consolidated financial statements presented in accordance with generally accepted accounting principles (GAAP), Mellanox uses non-GAAP measures of net income which are adjusted from results based on GAAP to exclude share-based compensation expenses and acquisition related expenses. The company believes the non-GAAP results provide useful information to both management and investors, as these non-GAAP results exclude expenses that are not indicative of our core operating results. Management believes it is useful to exclude share-based compensation expenses and acquisition related expenses because it enhances investors’ ability to understand our business from the same perspective as management, which believes that such items are not directly attributable to nor reflect the underlying performance of the company’s business operations.  Further, management believes certain non-cash charges, such as share-based compensation do not reflect the cash operating results of the business. These measures should be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for or superior to GAAP results. These non-GAAP measures may be different than the non-GAAP measures used by other companies. A reconciliation of GAAP to non-GAAP condensed consolidated statements of operations is also presented in the financial statements portion of this release and is posted under the “Investors” section at our web site.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995:

All statements included or incorporated by reference in this release, other than statements or characterizations of historical fact, are forward-looking statements. These forward-looking statements are based on our current expectations, estimates and projections about our industry and business, management’s beliefs and certain assumptions made by us, all of which are subject to change.

Forward-looking statements can often be identified by words such as “projects,” “anticipates,” “expects,” “intends,” “plans,” “predicts,” “believes,” “seeks,” “estimates,” “may,” “will,” “should,” “would,” “could,” “potential,” “continue,” “ongoing,” similar expressions and variations or negatives of these words.  These forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause our actual results to differ materially and adversely from those expressed in any forward-looking statement.

The risks and uncertainties that could cause our results to differ materially from those expressed or implied by such forward-looking statements include the continued expansion of our product line, customer base and the total available market of our products, the continued growth in demand for our products, the continued, increased demand for industry standards-based technology, our ability to react to trends and challenges in our business and the markets in which we operate, our ability to anticipate market needs or develop new or enhanced products to meet those needs, the adoption rate of our products, our ability to establish and maintain successful relationships with our OEM partners, our ability to effectively compete in our industry, fluctuations in demand, sales cycles and prices for our products and services, our success converting design wins to revenue-generating product shipments, the continued launch and volume ramp of Intel Romley and Sandy Bridge-based server and storage platforms, and our ability to protect our intellectual property rights.

In addition, current uncertainty in the global economic environment poses a risk to the overall economy as businesses may defer purchases in response to tighter credit conditions, changing overall demand for our products, and negative financial news. Consequently, our results could differ materially from our prior results due to these general economic and market conditions, political events and other risks and uncertainties described more fully in our documents filed with or furnished to the Securities and Exchange Commission.

More information about the risks, uncertainties and assumptions that may impact our business is set forth in our form 10-Q filed with the SEC on May 4, 2012, and our form 10-K filed with the SEC on February 28, 2012. All forward-looking statements in this press release are based on information available to us as of the date hereof, and we assume no obligation to update these forward-looking statements.

Mellanox, BridgeX, ConnectX, CORE-Direct, InfiniBridge, InfiniHost, InfiniScale, PhyX, SwitchX, Virtual Protocol Interconnect and Voltaire are registered trademarks of Mellanox Technologies, Ltd. Connect-IB, FabricIT, MLNX-OS, ScalableHPC, Unbreakable-Link, UFM and Unified Fabric Manager are trademarks of Mellanox Technologies, Ltd. All other trademarks are property of their respective owners.

Mellanox Technologies, Ltd.

Condensed Consolidated Statements of Operations

(in thousands, except per share data, unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2012	2011	2012	2011

Total revenues	$133,472	$63,345	$222,210	$118,402
Cost of revenues	41,700	22,249	70,588	41,665
Gross profit	91,772	41,096	151,622	76,737
Operating expenses:
Research and development	37,658	23,689	66,616	43,999
Sales and marketing	15,810	9,989	28,615	18,544
General and administrative	6,336	4,659	11,193	13,104
Total operating expenses	59,804	38,337	106,424	75,647
Income from operations	31,968	2,759	45,198	1,090
Other income, net	221	88	405	136
Income before taxes	32,189	2,847	45,603	1,226
Provision for taxes on income	(100)	(719)	(1,068)	(722)
Net income	$32,089	$2,128	$44,535	$504
Net income per share — basic	$0.79	$0.06	$1.11	$0.01
Net income per share — diluted	$0.74	$0.06	$1.04	$0.01
Shares used in computing income per share:
Basic	40,860	35,147	40,165	34,820
Diluted	43,468	37,279	42,676	37,079

Mellanox Technologies, Ltd.

Reconciliation of Non-GAAP Adjustments

(in thousands, except per share data and percentages, unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2012	2011	2012	2011

Reconciliation of GAAP net income to non-GAAP:
GAAP net income	$32,089	$2,128	$44,535	$504
Adjustments:
Share-based compensation expense:
Cost of revenues	441	225	770	369
Research and development	4,519	3,004	8,700	5,357
Sales and marketing	2,061	1,298	3,703	2,317
General and administrative	1,424	904	2,514	1,666
Total share-based compensation expense	8,445	5,431	15,687	9,709
Amortization of acquired intangibles:
Cost of revenues	1,879	2,316	3,792	4,168
Sales and marketing	439	438	878	692
Total amortization of acquired intangibles	2,318	2,754	4,670	4,860
Other acquisition related charges	—	—	—	4,394
Non-GAAP net income	$42,852	$10,313	$64,892	$19,467

Reconciliation of GAAP gross profit to non-GAAP:
Revenues	$133,472	$63,345	$222,210	$118,402
GAAP gross profit	91,772	41,096	151,622	76,737
GAAP gross margin	68.8%	64.9%	68.2%	64.8%
Share-based compensation expense	441	225	770	369
Acquisition related charges	1,879	2,316	3,792	4,168
Non-GAAP gross profit	$94,092	$43,637	$156,184	$81,274
Non-GAAP gross margin	70.5%	68.9%	70.3%	68.6%

Reconciliation of GAAP operating expenses to non-GAAP:
GAAP operating expenses	$59,804	$38,337	$106,424	$75,647
Share-based compensation expense	(8,004)	(5,206)	(14,917)	(9,340)
Acquisition related charges	(439)	(438)	(878)	(5,086)
Non-GAAP operating expenses	$51,361	$32,693	$90,629	$61,221

Reconciliation of GAAP income from operations to non-GAAP:
GAAP income from operations	$31,968	$2,759	$45,198	$1,090
Share-based compensation expense	8,445	5,431	15,687	9,709
Acquisition related charges	2,318	2,754	4,670	9,254
Non-GAAP income from operations	$42,731	$10,944	$65,555	$20,053

Mellanox Technologies, Ltd.

Reconciliation of Non-GAAP Adjustments

(in thousands, except per share data, unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2012	2011	2012	2011

Shares used in computing GAAP diluted earnings per share	43,468	37,279	42,676	37,079
Adjustments:
Effect of dilutive securities under GAAP**	(2,608)	(2,132)	(2,511)	(2,259)
Total options vested and exercisable	2,491	3,018	2,491	3,018
Shares used in computing non-GAAP diluted earnings per share	43,351	38,165	42,656	37,838

GAAP diluted net income per share	$0.74	$0.06	$1.04	$0.01
Adjustments:
Share-based compensation expense	0.19	0.14	0.37	0.26
Amortization of acquired intangibles	0.05	0.07	0.11	0.13
Other acquisition related charges	0.00	0.00	0.00	0.12
Effect of dilutive securities under GAAP**	0.06	0.02	0.09	0.03
Total options vested and exercisable	(0.05)	(0.02)	(0.09)	(0.04)
Non-GAAP diluted income per share	$0.99	$0.27	$1.52	$0.51

** This adjustment adds back the GAAP effect of additional ordinary shares that would have been outstanding if the dilutive potential ordinary shares from stock options had been issued under the Treasury method.

Mellanox Technologies, Ltd.

Condensed Consolidated Balance Sheets

(in thousands, unaudited)

	June 30,	December 31,
	2012	2011
ASSETS
Current assets:
Cash and cash equivalents	$123,808	$181,258
Short-term investments	196,422	52,373
Restricted cash	4,288	4,452
Accounts receivable, net	54,619	48,215
Inventories	31,376	24,955
Deferred taxes and other current assets	8,115	7,373
Total current assets	418,628	318,626
Property and equipment, net	41,661	36,806
Severance assets	7,935	7,767
Intangible assets, net	20,844	25,657
Goodwill	132,885	132,885
Deferred taxes and other long-term assets	10,522	8,289
Total assets	$632,475	$530,030

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$34,564	$30,132
Accrued liabilities	48,040	31,091
Deferred revenue	7,144	5,571
Capital lease obligations	141	299
Total current liabilities	89,889	67,093
Accrued severance	10,754	10,433
Deferred revenue	5,979	3,664
Capital lease obligations	279	279
Other long-term obligations	7,143	6,214
Total liabilities	114,044	87,683
Shareholders’ equity:
Ordinary shares	172	165
Additional paid-in capital	450,024	418,255
Accumulated other comprehensive loss	(1,391)	(1,164)
Retained earnings	69,626	25,091
Total shareholders’ equity	518,431	442,347
Total liabilities and shareholders’ equity	$632,475	$530,030

Mellanox Technologies, Ltd.

Condensed Consolidated Statement of Cash Flows

(in thousands, unaudited)

	Six Months Ended June 30,
	2012	2011
Cash flows from operating activities:
Net income	$44,535	$504
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	10,922	8,896
Deferred income taxes	(2,113)	579
Share-based compensation	15,687	9,709
Gain on investments	(229)	(116)
Excess tax benefit from share-based compensation	(1,794)	(387)
Changes in assets and liabilities:
Accounts receivable, net	(6,404)	(13,196)
Inventories	(6,928)	842
Prepaid expenses and other assets	691	263
Accounts payable	4,432	8,483
Accrued liabilities and other payables	23,950	10,503
Net cash provided by operating activities	82,749	26,080

Cash flows from investing activities:
Acquisition of Voltaire Ltd., net of cash acquired of $3,961	—	(203,704)
Purchase of severance-related insurance policies	(391)	(425)
Purchases of short-term investments	(156,197)	(22)
Proceeds from sale of short-term investments	6,414	135,474
Proceeds from maturities of short-term investments	5,831	4,425
Decrease (increase) in restricted cash deposits	94	(2,200)
Purchase of property and equipment	(10,457)	(4,487)
Purchase of equity investment in a private company	(1,424)	—
Net cash used in investing activities	(156,130)	(70,939)

Cash flows from financing activities:
Principal payments on capital lease obligations	(158)	(158)
Proceeds from issuance of common stock to employees	14,295	9,433
Excess tax benefit from share-based compensation	1,794	387
Net cash provided by financing activities	15,931	9,662

Net decrease in cash and cash equivalents	(57,450)	(35,197)
Cash and cash equivalents at beginning of period	181,258	107,994
Cash and cash equivalents at end of period	$123,808	$72,797